EXHIBIT 99.5
FORM OF STANDSTILL AND DIRECTOR NOMINATION AGREEMENT
     THIS STANDSTILL AND DIRECTOR NOMINATION AGREEMENT (this “Agreement”), dated as of ___, 2007, is made by and between Hayes Lemmerz International, Inc., a Delaware corporation (the “Company”), and SPCP Group, LLC, a Delaware limited liability company (“Silver Point”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the EPCA (as defined below).
RECITALS
     WHEREAS, Deutsche Bank Securities, Inc., a Delaware corporation (“DBSI”)and the Company have entered into that certain Equity Purchase and Commitment Agreement, dated as of March 16, 2007 (the “EPCA”);
     WHEREAS, DBSI has entered into a Principal Additional Investor Agreement with Silver Point which obligates Silver Point to purchase fifty percent (50%) of the aggregate amount of the Unsubscribed Shares to be purchased pursuant to the EPCA; and
     WHEREAS, as a condition to the closing of the EPCA, Silver Point is required to enter into this Agreement and DBSI is required to enter into a Standstill and Director Nomination Agreement, in each case, with the Company (the “DSBI Standstill Agreement”).
     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and in the EPCA, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Common Stock” shall mean the common stock of the Company, par value $0.01 per share or any other class of capital stock of the Company which is issued with respect to the Common Stock or in substitution thereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust or an incorporated organization.

     “SEC” shall mean the Securities and Exchange Commission.
     “Shares of Then Outstanding Capital Stock” shall mean, at any time, the issued and outstanding shares of the Common Stock of the Company at such time.
ARTICLE II
RESTRICTIONS ON ACQUISITIONS AND DISPOSITIONS
          Section 2.1 Standstill. For the period commencing on the date hereof and ending on the date which is two years and six months from the date hereof, subject to earlier termination pursuant to Section 2.2 hereof (the “Standstill Period”), neither Silver Point nor any of its controlled Affiliates shall, without the prior written consent of the Company:
               (a) directly or indirectly, acquire, agree to acquire or make any proposal to acquire beneficial ownership of Shares of Then Outstanding Capital Stock or any securities convertible into or exchangeable for Shares of Then Outstanding Capital Stock, if after giving effect to such acquisition, Silver Point would beneficially own (as defined in Rule 13d-3 under the Exchange Act) more than thirty percent (30%) of the Shares of Then Outstanding Capital Stock, whether by purchase, tender offer or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate association or other “group” (within the meaning of Section 13(d)(3) of the Exchange Act); provided, however, notwithstanding the provisions of this Section 2.1(a), Silver Point shall not be required to dispose of any of its holdings of Shares of Then Outstanding Capital Stock if (i) the number of shares constituting Shares of Then Outstanding Capital Stock is reduced or if the aggregate ownership of Silver Point is increased solely as a result of a recapitalization of the Company and as a result of such transaction, Silver Point’s ownership exceeds thirty percent (30%) of the Shares of Then Outstanding Capital Stock or (ii) a majority of the members of the Board of Directors of the Company (other than any director appointed pursuant to Article III hereof) approve a transaction pursuant to which Silver Point’s ownership exceeds thirty percent (30%) of the Shares of Then Outstanding Capital Stock;
               (b) propose to enter into, directly or indirectly, any merger or similar business combination involving the Company or any of its subsidiaries;
               (c) propose that the Company or any of its subsidiaries enter into any plan of liquidation or dissolution or engage in any recapitalization transaction or sell all or substantially all of its assets;
               (d) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC or consents to vote, or seek to advise or influence any Person with respect to the voting of any voting securities of the Company or initiate, propose or otherwise “solicit” shareholders of the Company for the approval of shareholder proposals, whether made pursuant to Rule 14a-8 under the Exchange Act or otherwise, induce or attempt to induce any other Person to initiate any such shareholder proposal, or otherwise communicate with the shareholders of the Company or others pursuant to the rules governing the solicitation of proxies promulgated by the SEC under the Exchange Act with respect to any such proposal;

               (e) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company;
               (f) deposit any of the voting securities of the Company in any voting trust or subject any such voting securities to any agreement or other arrangement with respect to the voting of any such voting securities;
               (g) execute any written consent as a stockholder with respect to the voting securities of the Company;
               (h) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company;
               (i) seek, alone or in concert with others, (I) to call a meeting of stockholders of the Company, (II) representation on the Board of Directors of the Company except as provided in Article III hereof, or (III) the removal of any member of the Board of Directors of the Company;
               (j) take any action or publicly announce any plan or intent to take any action, inconsistent with the foregoing;
               (k) publicly request any amendment or waiver of any provision of this Agreement; or
               (l) advise, assist or encourage any Person in connection with any of the foregoing.
provided that the mere voting, tender or exchange of any Shares of Then Outstanding Capital Stock held by the Investor shall not constitute a violation of any of clauses (a) through (l) above.
          Section 2.2 Termination of Standstill. The restrictions contained in Section 2.1 shall terminate upon the earliest to occur of (i) the public announcement by the Company to the effect that it is soliciting, directly or indirectly, proposals to effect a change of control transaction; (ii) the acquisition by any third Person or group other than Silver Point or DBSI or any of their Affiliates or associates (an “Offeror”) of beneficial ownership of Shares of Then Outstanding Capital Stock, which, when combined with all other Shares of Then Outstanding Capital Stock beneficially owned by the Offeror, represents more than twenty-five percent (25%) of the voting power represented by all Shares of Then Outstanding Capital Stock; (iii) the entry by the Company into a definitive agreement with any Offeror with respect to a transaction which, if consummated, would result in a “change of control,” (iv) the issuance by the Company to an Offeror of Shares of Then Outstanding Capital Stock, which, when combined with all other Shares of Then Outstanding Capital Stock beneficially owned by such Offeror, represents more than fifteen percent (15%) of the voting power represented by all Shares of Then Outstanding Capital Stock, if the Company and such Offeror do not enter into a standstill agreement for a time period and upon terms substantially similar to the provisions of Section 2.1; (v) a sale of all or substantially all of the assets of the Company (other than to a wholly owned subsidiary of the Company); (vi) a liquidation or dissolution of the Company; (vii) receipt by the Company of a bona fide proposal from an Offeror with respect to a change of control transaction, which is not made in violation of Section 2.1 hereof and which the Company’s Board of Directors does not reject within (A) 10 business days following commencement of any tender or exchange offer with respect to a proposal subject to Section 14(d) of the Exchange Act or (B) 30 business days, with respect to any other proposal; or (viii) at such time as Silver Point beneficially owns less than fifteen percent (15%) of the Shares of Then Outstanding Capital Stock; provided, however, that the restrictions contained in Section 2.1 shall not terminate pursuant to this subsection (viii) unless and until Silver Point shall have furnished to the Company a certificate of a duly authorized officer of Silver Point certifying that as of the date thereof, Silver Point beneficially owns less than fifteen percent (15%) of the Shares of Then Outstanding Capital Stock and setting forth therein, the number of Shares then beneficially owned by Silver Point and a calculation of the percentage of the Shares of Then Outstanding Capital Stock represented by such amount.
          Section 2.3 Voting Agreement. During the Standstill Period and so long as the Company is not in breach of its obligations under Article III hereof, Silver Point shall vote or cause to be voted all shares of Common Stock which it beneficially owns in favor of the slate of directors nominated by the Board of Directors at the Annual Meetings of the Company’s Stockholders to be held in 2007 and 2008.
          Section 2.4 Change of Control. For purposes this Agreement, a “change of control” shall mean (i) a merger or consolidation to which the Company is a party and as a result of which the Persons who were stockholders of the Company immediately prior to the effective date of such merger or consolidation beneficially own (as defined in Rule 13d-3 under the Exchange Act) less than fifty percent (50%) of the voting stock of the surviving parent entity outstanding immediately following the effectiveness of such merger or consolidation; (ii) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary of the Company); or (iii) a liquidation or dissolution of the Company.
ARTICLE III
BOARD REPRESENTATION
          Section 3.1 Number of Board Members. The Company shall use its commercially reasonable efforts to cause its Certificate of Incorporation to be amended to increase the number of members on the Board of Directors of the Company to accommodate any additional directors, including, without limitation, the Silver Point Nominee, to be designated by Silver Point pursuant to the terms hereof and/or DBSI pursuant to the DBSI Standstill Agreement.
          Section 3.2 Board Appointment Rights. (a) In the event that immediately following the consummation of the transactions contemplated by the EPCA, Silver Point and its Affiliates beneficially own fifteen percent (15%) or more (excluding any shares of Common Stock held by Silver Point and its Affiliates prior to the date hereof) of the Shares of Then Outstanding Capital Stock, Silver Point shall have the right to designate a nominee (the “Silver Point Nominee”) to serve on the Board of Directors of the Company; provided, however, such Silver Point Nominee must be (i) “independent”, as defined within the meaning of the NASDAQ Marketplace Rules, (ii) not employed by or affiliated with Silver Point or DBSI and (iii)

approved by a majority of the members of the Board of Directors of the Company. The Board of Directors of the Company shall promptly appoint such Silver Point Nominee to serve as a director of the Company for the remainder of the term of such class of directors in which such nominee is appointed.
               (b) In the event that immediately following the consummation of the transactions contemplated by the EPCA, either (i) Silver Point and its Affiliates or (ii) DBSI and its Affiliates beneficially own thirty percent (30%) or more (excluding any shares of Common Stock held by Silver Point and its Affiliates or DBSI and its Affiliates prior to the date hereof) of the Shares of Then Outstanding Capital Stock, the Silver Point Nominee and the DBSI Nominee (as defined in DBSI Standstill Agreement) shall jointly have the right to designate an additional nominee who meets the requirements set forth in the proviso to Section 3.2(a) above (the “Investor Nominee”) to serve on the Board of Directors of the Company. Notwithstanding the foregoing, in the event that DBSI owns less than fifteen percent (15%) of the Shares of Then Outstanding Capital Stock immediately following the consummation of the transactions contemplated by the EPCA, such Investor Nominee shall be designated by Silver Point, subject to the proviso set forth in Section 3.2(a) above. The Board of Directors of the Company shall promptly appoint such Investor Nominee to serve as a director of the Company for the remainder of the term of such class of directors in which such nominee is appointed.
               (c) The provisions of this Article III shall be of no further force or effect (A) with respect to the right to designate any Nominee, unless (x) the identity of the Nominee and (y) all reasonable information concerning the Nominee requested by the Company is provided to the Company no later than 90 days following the date hereof and (B) on and after the date that all Nominees which are entitled to be appointed to the Board pursuant to this Article III have been so appointed.
ARTICLE IV
MISCELLANEOUS
          Section 4.1 Notices. All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):
If to the Company:
Hayes Lemmerz International, Inc.
15300 Centennial Drive
Northville, MI 48167
Facsimile: (734) 737-2069
Attention: James A. Yost and Patrick C. Cauley
with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
P.O. Box 636
Wilmington, DE 19899
Facsimile: (302) 651-3001
Attention: Robert B. Pincus
If to Silver Point:
SPCP Group, LLC
Two Greenwich Plaza
First Floor
Greenwich, CT 06830-6353
Attention: Jeff Forlizzi
Vick Sandhu, Esq.
Telecopy No. (203) 542-4300 and (203) 542-4141
with a copy to:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Brett Lawrence, Esq.
Telecopy No.: (212) 806-6006
          Section 4.2 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other party hereto. This agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
          Section 4.3 Prior Negotiations; Entire Agreement. This Agreement (including the agreements attached as exhibits to and the documents and instruments referred to in this Agreement constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties will continue in full force and effect.
          Section 4.4 GOVERNING LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF, AND VENUE IN, THE CHANCERY COURT IN AND FOR NEW CASTLE COUNTY IN THE STATE OF DELAWARE AND WAIVE ANY OBJECTION

BASED ON FORUM NON CONVENIENS. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
          Section 4.5 Specific Performance. Silver Point acknowledges that the Company would not have an adequate remedy at law for money damages in the event that the agreements and covenants set forth herein were not performed in accordance with their terms and therefore agrees that the Company shall be entitled to specific enforcement of, and injunctive relief to prevent any violation of the terms hereof, in addition to any other remedy or relief available at law or in equity.
          Section 4.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
          Section 4.7 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by all the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
          Section 4.8 Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

HAYES LEMMERZ INTERNATIONAL, INC.
By:
Name:
Title:

SPCP Group, LLC, as Principal Additional Investor
By:
	Name:	Edward A. Mulé
	Title:	Authorized Person